EXHIBIT 10.6

                     ASSUMPTION OF BORROWER'S
                OBLIGATIONS UNDER LOAN DOCUMENTS,
              INCLUDING LENDER'S CONSENT THERETO AND
                   AMENDMENT OF LOAN AGREEMENT


     THIS ASSUMPTION OF BORROWER'S OBLIGATIONS UNDER LOAN DOCUMENTS, INCLUDING LENDER'S CONSENT THERETO AND AMENDMENT OF LOAN AGREEMENT (this "Agreement), is entered into as of the 6th day of August, 1997, by and among: (i) KRCV Corp., a Kansas corporation ("KRCV"); (ii) Venture Stores, Inc., a Delaware corporation ("Venture"); and (iii) Principal Mutual Life Insurance Company, an Iowa corporation ("Lender").


                            WITNESSETH

     A. Venture and Lender are parties to a certain Loan Agreement dated July 3, 1990, as amended by: (i) that certain Letter Agreement dated April 17, 1995; (ii) that certain Second Amendment to the Loan Agreement dated October 28, 1995: and (iii) that certain Third Amendment to the Loan Agreement dated July 11, 1997 (as so amended, the "Loan Agreement");

     B. Capitalized terms used herein shall have the same meaning ascribed to them as in the Loan Agreement, unless otherwise expressly provided;

     C. Venture and KRCV propose to enter into and consummate an agreement whereby Venture sells to KRCV certain shopping center properties, including all of the real and personal property (the "Security Property") which secures Venture's obligations to Lender under the Loan, and leases back such properties, including the Security Property to Venture, pursuant to that certain Unitary Lease of even date herewith, between KRCV, as Lessor and Venture, as Lessee (the "Unitary Lease");

     D. Such proposed sale and lease back would, if undertaken without Lender's consent, constitute a default of Venture's obligations under the Loan Agreement and the Loan Documents (as defined in Section 1.1 of the Loan Agreement) including the Mortgages, Deeds of Trust, Assignments of Leases and other security instruments encumbering the Security Property, including, without limitation, the instruments listed on Schedule A attached hereto (collectively hereinafter the "Security Documents");

     E. Lender has agreed to consent to such sale and leaseback, subject to the terms and conditions provided below;

     F. KRCV desires and intends to assume the obligations of Venture under the Loan Documents, including without limitation, the payment obligations of Venture under: (i) that certain First Amended and Restated Secured Promissory Note A, dated July 3, 1990 in the original principal amount of $55,000,000.00; (ii) that certain First Amended and Restated Secured Promissory Note B, dated July 3, 1990, in the original principal amount of $10,000,000.00; (iii) that certain First Amended and Restated Secured Promissory Note C, dated July 3, 1990, in the original principal amount of $10,000,000.00 (collectively the "Notes"), and Venture intends and desires to remain liable as Borrower under the Loan Documents;

     G. Lender has required, and KRCV and Venture have agreed to deliver a guaranty of their obligations under the Loan
Documents in the form of a certain Continuing Unlimited Guaranty
Agreement of even date herewith executed by Kimco Realty
Corporation, a Maryland corporation in favor of Lender (the
"Kimco Guaranty"); and

     H. The parties desire to amend certain provisions of the Loan Agreement in connection with the foregoing recitals.

     NOW, THEREFORE, in consideration of the foregoing and the payment by Venture to Lender of the sum of Two Hundred Ninety-Six Thousand One Hundred Seventy-Five Dollars and Ninety-Six Cents ($296,175.96), the receipt of which is hereby acknowledged by Lender, the parties agree as follows:

     1. Assumption of Borrower's Obligations. KRCV hereby assumes all of Venture's obligations under the Loan Documents, including, without limitation, the payment of all principal, interest and the Make Whole Premium under the Notes, in accordance with the terms thereof, and agrees to be bound by each of the terms thereof.

     2.   Lender's Consent; No Release of Venture or Lender's
Liens; Confirmation of Assignment of KRCV's Rights Under the
Unitary Lease.

     (a) Lender consents to the transfer of even date herewith of all of Venture's right, title and interest in the Security Property to KRCV, subject, however, to the security interest of Lender in the Security Property. Lender further consents to the foregoing assumption of Venture's obligations and waives the default under the Loan Documents that would, absent Lender's consent arise out of such transfer and assumption; provided, however, that nothing herein is intended to or shall be construed to affect or impair the first lien priority of the Security Documents. Such consent shall not be deemed to be a waiver of Lender's requirements for consents for any future transfer and is not intended to and shall not be deemed to be a release of Venture from its obligations under the Loan Documents. Venture expressly agrees that it remains jointly and severally liable with KRCV under the Loan Documents, that the Loan Documents are in full force and effect and that there is no default by Lender thereunder. Except as expressly permitted by the Loan Documents, the Loan Documents shall not be amended by Lender and Venture without the written consent of KRCV.

     (b) KRCV acknowledges that the Unitary Lease is a lease subject to Lender's existing Assignments of Leases as listed on Schedule A hereto and hereby ratifies, affirms and restates the assignment to Lender, to secure KRCV's obligations under the Loan Documents, of all of its right, title and interest as lessor under the Unitary Lease as a lease subject to such Assignments.

     3. Payment to Lender. Simultaneously with the execution of this Agreement, Venture has paid to Lender by wire transfer the sum of Two Hundred Ninety-Six Thousand One Hundred Seventy-Five Dollars and Ninety-Six Cents ($296,175.96), plus all fees and expenses incurred by Lender in connection herewith, including, without limitation, its attorneys' fees and expenses.

     4. Amendment of Loan Agreement. Lender, KRCV and Venture amend the Loan Agreement as follows:

     (a)  Section 8.9 of the Loan Agreement is deleted.

     (b) Notwithstanding anything in this Agreement to the contrary, Lender and KRCV agree that Article VI of the Loan Agreement shall apply only to Venture and not to KRCV and KRCV shall not be bound by the covenants of Venture provided in such Article.

     (c) Any default under, or the invalidity or termination of the Kimco Guaranty shall constitute a Default under the Loan
Documents.

     (d) Section 8.8 of the Loan Agreement is amended to delete the word "5,000" throughout such Section and replace it with the term "10,000".

     5. Notices; Defaults. All notices to KRCV hereunder shall be provided in accordance with Section 14.9 of the Loan Agreement to the following address:

          KRCV Corp.
          c/o KRCV Realty Corporation
          3333 New Hyde Park Road
          New Hyde Park, New York 11042
          Telefax No.: 516-869-7201
          Attention: Bruce M. Kauderer
                  Vice President--Legal

Contemporaneously with any notice from Lender to Venture, Lender shall provide notice to KRCV of all claims of default under the Loan Documents, and KRCV shall have the right to cure all such defaults within the cure periods, if any provided in the Loan Documents. Notwithstanding anything in this Agreement to the contrary, in the event of any Default under the Loan Documents which arises solely and exclusively out of the financial condition of Venture, Lender shall forbear from exercising its remedies under the Loan Documents arising out of such Default, provided there is no other Default by either KRCV or Venture under the Loan Documents, provided further, however, that the foregoing shall not prohibit Lender from pursuing its rights in any Bankruptcy Proceeding or Reorganization Proceeding (as defined in paragraph 8(f) below).

     6.   Lender's Certification.  Lender hereby certifies to
KRCV as follows:

     (a)  The Loan is in good standing, there are no outstanding
Defaults by the Borrower under the Loan Documents and Lender expressly waives any prior Defaults to the date hereof.

     (b) The outstanding balances under the Notes are as follows:

          Note A:   $47,251,995.22
          Note B:   $ 8,752,300.73
          Note C:   $ 3,230,895.95

     (c)  Payments scheduled under the Notes through August 1,
1997 have been made;

     (d) The current interest rates under the Notes are as follows:

          Note A:    10.316%
          Note B:    11.866%
          Note C:    10.194%

     (e) Interest accrues under the Notes in the following per diem amounts:

          Note A:   $13,540.32
          Note B:   $ 2,884.86
          Note C:   $   914.88

     (f)  The maturity dates under the Notes are as follows:

          Note A:    July 1, 2000
          Note B:    July 1, 2000
          Note C:    July 1, 2000

     (g) The current monthly debt service payments under the Notes are as follows:

          Note A:   $495,556.26
          Note B:   $101,830.96
          Note C:   $ 89,194.10

     (h) The balloon payments at maturity under the Notes are as follows:

          Note A:   $44,117,056.91
          Note B:   $ 8,218,608.79
          Note C:   $   815,562.03

     (i) Under each of the Notes, monthly interest payments are made in arrears, on the first day of each month; and

     (j) There are no current escrow funds held by Lender in connection with the Loan Documents.

     7. Lender's Representation and Warranty. Lender hereby represents and warrants to KRCV that Lender has received the Pre-payment (as defined in the Loan Agreement), pertaining to Note C, and that Section 12.1(1) of the Loan Agreement is therefore of no further force and effect.

     8.   Subordination of Unitary Lease to the Security
Documents.

     (a) The Unitary Lease is hereby expressly acknowledged to be subordinate to the interests of Lender under the Security Documents and shall remain subordinate, at the option of Lender. Lender may, at any time, upon written notice to KRCV and Venture, at its sole option, waive such subordination and elect to subordinate its interests to the interest of KRCV under the Unitary Lease. The subordination of the Unitary Lease to the interests of Lender under the Security Documents shall be fully effective irrespective of any lack of validity or enforceability of any of the Loan Documents.

     (b) Notwithstanding Lender's consent to the subordinated Unitary Lease, in the event of any conflict between the provisions of the Unitary Lease applicable to the Security Property and the Security Documents, the Unitary Lease shall be deemed modified to the extent necessary to prevent such conflict and in all events the terms of the Security Documents shall control.

     (c) In the event that the Unitary Lease is construed by a court to constitute a security instrument and the applicable documents conveying the premises thereunder to KRCV from Venture are held to constitute mortgages, deeds of trust or other security instruments, as the case may be, such interests shall remain subordinate to the interests of Lender under the Security Documents.

     (d) KRCV shall provide written notice to Lender of any default by Venture under the Unitary Lease to the extent that such default affects the Security Property.

     (e) KRCV shall not consent to any assignment by Venture of its rights or delegation of its obligations under the Unitary
Lease without the prior express written consent of Lender.

     (f) (1) In any case commenced by or against Venture under Chapter 11 of the United States Bankruptcy Code or any similar federal or state statute (a "Reorganization Proceeding"), Lender shall have the exclusive right to exercise any voting rights in respect of the Loan Documents, and KRCV shall have the exclusive right to exercise any voting rights in respect of the Unitary Lease, except that, without the consent of Lender, KRCV shall not have the right to vote to accept any plan of reorganization unless the Lender gives KRCV permission to do so, or Lender votes to accept such plan.

          (2) In any bankruptcy, reorganization, readjustment of debt or any dissolution, receivership, liquidation or insolvency proceedings with respect to Venture (a "Bankruptcy Proceeding"), KRCV shall file a proof of claim in respect of KRCV's claims against the Venture and shall send to Lender a copy of such proof of claim, together with evidence of its filing with the appropriate court or other authority. If KRCV should fail to file such proof of claim by the tenth (10th) business day before the last day for filing of proofs of claim, or if Lender reasonably believes that the proof of claim so filed is less than the proper amount thereof, then Lender may file such proof of claim, or corrected proof of claim, on behalf of KRCV. If objection is made to the allowance of any claim of KRCV, Lender shall have the right to intervene and fully participate in such proceedings, and if such rights are denied and KRCV fails to defend such claim, then Lender may defend such claim in the name of KRCV. Lender is hereby appointed the attorney-in-fact of KRCV for the purpose of taking any of the actions specified in this Section (f). The foregoing power of attorney is coupled with an interest and cannot be revoked.

          (3) In any Bankruptcy Proceeding, KRCV shall not contest or dispute any claim made by Lender in respect of the Loan Documents, otherwise contest the indebtedness evidenced by the Loan Documents or oppose or object to any position taken by Lender concerning the Security Property.

          (4) In any Bankruptcy Proceedings, the person or person authorized to pay any claim in respect of the Unitary Lease in respect of the Security Property shall pay the amount payable thereon to Lender to be applied under the Loan Documents, and to the full extent necessary for that purpose, KRCV hereby assigns to Lender all of KRCV's rights to any such payments or distributions to which KRCV would otherwise be entitled.

     9. Borrower's Representations, Warranties and Covenant as to Title and Unitary Lease. KRCV and Venture jointly represent and warrant to Lender that the Security Property shall not have been encumbered by any mortgages, liens, deeds of trust, security interests or other encumbrances or claims securing any indebtedness of any kind as a result of the sale to KRCV of the Security Property and that the interests of Lender in the Security Property are the sole mortgages, liens, deeds of trust, security interests or other encumbrances or claims encumbering the Security Property. Specifically and not by way of limitation of the foregoing, KRCV and Venture jointly represent and warrant to Lender that other than the interests of Lender therein, there are no mortgages, liens, deeds of trust, security interests or other encumbrances or claims of any kind encumbering the Unitary Lease. KRCV and Venture jointly covenant that except with respect to the interests of Lender therein, and except to the extent expressly permitted pursuant to paragraph 10 below, they shall not grant or create any mortgages, liens, deeds of trust, security interests or other encumbrances or claims of any kind with respect to the Unitary Lease or the Security Property, except as expressly permitted by the Loan Documents.

     10.  Subordination of Assignment of Third-Party Leases.

     (a) Lender consents to the collateral assignment by Venture to KRCV, to secure Venture's obligations to KRCV under the Unitary Lease, of Venture's license interest, if any, as lessor or sublessor under certain third-party leases between Venture and other tenants pertaining to retail sites operated by Venture to the extent listed on Schedule B hereto; provided, however that KRCV's rights under any such assignment shall at all times remain subordinate to the assignments by Venture to Lender of its rights under such third-party leases pursuant to the Security Documents.

     (b) Lender consents to the direct assignment by Venture to KRCV of certain third-party leases between Venture and other tenants pertaining to retail sites operated by Venture to the extent listed on Schedule C hereto; provided, however that KRCV's rights under any such assignment shall at all times remain subject to the assignments by Venture to Lender of its rights under such third-party leases pursuant to the Security Documents.

     11. Amendment of Unitary Lease. KRCV and Venture may not amend the Unitary Lease at any time in the event such amendment would in any way affect or relate to the Security Property or the interests of Lender under the Loan Documents. KRCV and Venture covenant to provide to Lender thirty days advance written notice of any proposed amendment to the Unitary Lease.

     12. Counterparts. This Agreement may be executed in multiple counterparts and by telefax, each of which shall be deemed an original, but all which together shall constitute one and the same instrument.

     13. No Implied Modification. Except as expressly provided hereunder, the Loan Documents shall remain in full force and effect as written.

     14. Governing Law. This Agreement shall be governed by the Laws of the State of Illinois.

     15. Authority of KRCV. KRCV represents and warrants to Lender that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas; (ii) it has full power and authority to conduct its business as presently conducted and to own the property encumbered by the Security Documents; (iii) it has full power and authority to enter into this Agreement and to perform all of its duties and obligations hereunder; and (iv) the execution and performance of this Agreement have been duly authorized by all necessary corporate action.

     16.  Recordable Memoranda.    Upon request of Lender,
Venture and KRCV shall execute memoranda recordable in the counties and states in which the various parcels of the Security
Property are located, evidencing this Agreement and such provisions hereof as Lender shall deem appropriate.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.


                              KRCV CORP.


                              By: /s/Milton Cooper
                              Name:  Milton Cooper
                              Title: Chairman



                              VENTURE STORES, INC.


                              By: /s/Russell Solt
                              Name:  Russell Solt
                              Title: EVP - Finance & Admin.


                              LENDER:
                              PRINCIPAL MUTUAL LIFE INSURANCE
                              COMPANY


                              By: /s/John D. Cleavenger
                              Name:  John D. Cleavenger
                              Title:

                              and

                              By: /s/Clarence R. Bell
                              Name:  Clarence R. Bell
                              Title: Counsel